EXHIBIT 32.1

CERTIFICATION OF PERIODIC FINANCIAL REPORTS PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

To the best of their knowledge the undersigned hereby certify that the Quarterly Report on Form 10-Q of RPC, Inc. for the period ended June 30, 2020, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. Sec. 78m) and that the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of RPC, Inc.

Date: July 31, 2020	/s/ Richard A. Hubbell

Richard A. Hubbell
President and Chief Executive Officer
(Principal Executive Officer)

Date: July 31, 2020	/s/ Ben M. Palmer

Ben M. Palmer
Vice President, Chief Financial Officer and Corporate Secretary
(Principal Financial and Accounting Officer)